UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 6-K

                  REPORT OF FOREIGN PRIVATE ISSUER PURSUANT TO
                           RULE 13a-16 OR 15d-16 UNDER
                       THE SECURITIES EXCHANGE ACT OF 1934

         For the month of JULY, 2004.



                       GOLDEN ARROW RESOURCES CORPORATION
--------------------------------------------------------------------------------
                 (Translation of registrant's name into English)


      #709 - 837 WEST HASTINGS STREET, VANCOUVER, BRITISH COLUMBIA, V6C 3N6
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F:

Form 20-F    X       Form 40-F
          ------               ------

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): _______

NOTE: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): _______

NOTE: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant's "home country"), or under the rules of the home country exchange on which the registrant's securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant's security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes            No    X
     -----         -----

If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_____________

EXPLANATORY NOTE

This report on Form 6-K is being furnished in order that Golden Arrow Resources Corporation ("Golden Arrow") be assigned a new commission file number for its periodic reports under the Securities Exchange Act of 1934, as amended (the "Act"), with the Securities and Exchange Commission (the "Commission").

PURPOSE OF THE FILING

Golden Arrow, a company organized under the laws of British Columbia, is filing this Current Report on Form 6-K pursuant to Rule 12g-3(f) of the Act. Under Rule 12g-3(a) of the Act, Golden Arrow is a "successor issuer" to IMA Exploration Inc. ("IMA") (Commission file number 000-30464), which files periodic reports with the Commission under the Act. As IMA's securities are registered under
Section 12(g) of the Act, the securities of Golden Arrow are now deemed registered under that section, and Golden Arrow is required to file periodic reports under the Act with the Commission.

BACKGROUND AND SUCCESSION PURSUANT TO RULE 12G-3(a)

On June 24, 2004, the shareholders and optionholders of IMA approved a plan of arrangement involving IMA, its wholly-owned subsidiary IMA Holdings Corp., and Golden Arrow.

In connection with the arrangement, IMA created two new classes of shares (the "New Common Shares" and the "Special Shares"). IMA then issued to each shareholder in exchange for the shareholder's common shares:

a. One (1) New Common Share for each common share of IMA held by such shareholder; and
b. One-Tenth (1/10th) of one (1) Special Share for each common share of IMA held by such shareholder.

IMA then cancelled all of the common shares it received from the exchange.

Golden Arrow then acquired all of IMA's Special Shares (held by IMA's shareholders). Golden Arrow issued common shares to IMA's shareholders on the basis of one Golden Arrow common share for each whole Special Share held by each shareholder of IMA. No fractions of a share were issued.

IMA then acquired the Special Shares from Golden Arrow and cancelled the Special Shares. In addition, IMA renamed the New Common Shares as "common shares".

Upon the completion of the arrangement, the shareholders of IMA owned the same number of common shares of IMA as they did prior to the arrangement and owned one Golden Arrow common share for each 10 common shares of IMA held prior to the arrangement.

Under the arrangement, no fractional shares were issued and fractional interests in IMA's Special Shares (which were exchanged for Golden Arrow common shares) were rounded down to the nearest whole Special Share. Each IMA shareholder only received a Golden Arrow common share for every 10 Special Shares held.

The terms and conditions of the arrangement, and the procedures relating thereto, were determined by the Supreme Court of British Columbia (the "Court") to be fair to the persons affected. The Court also issued an order approving the arrangement pursuant to the provisions of Section 291 of the Business Corporations Act (British Columbia). Accordingly, the New Common Shares, the Special Shares and the Golden Arrow common shares were issued pursuant to the exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") contained in Section 3(a)(10) of the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  GOLDEN ARROW RESOURCES CORPORATION
                                            (Registrant)




Date: July 7, 2004                By   /s/ ARTHUR LANG
                                    --------------------------------------------
                                      Arthur Lang, Chief Financial Officer